                                                                    EXHIBIT 10.7

                                    WARRANT


                         ADVANCED RADIO TELECOM CORP.


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM AND IN ACCORDANCE WITH SECTION 2.03 HEREOF.


Warrant No.:                                        [ ]
Name of Holder:                                     Lucent Technologies Inc.

Date of Issuance:                                   [             ]

Number of Shares of Common
Stock Which this Warrant
Initially Represents the
Right to Purchase:                                  [      ]

Expiration Date:                                    [ten years from issue date]


          THIS IS TO CERTIFY THAT, for value received, LUCENT TECHNOLOGIES INC. or registered assigns (the "Holder") is entitled to purchase from ADVANCED RADIO
                            ------
TELECOM CORP., a Delaware corporation (the "Company"), at any time or from time
                                            -------
to time after 9:00 a.m., New York City time, on the date hereof and prior to 5:00 p.m., New York City time, on the date set forth above as the Expiration Date, at the place where a Warrant Agency (as hereinafter defined) is located, at the Exercise Price (as hereinafter defined), the number of shares of Common Stock (as hereinafter defined) of the Company shown above, all subject to adjustment and upon the terms and conditions as hereinafter provided, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described.

          This Warrant is one of one or more warrants (the "Warrants") of the
                                                            --------
same form and having the same terms as this Warrant, entitling the holders to purchase Common Stock. The Warrants have been issued pursuant to the Working Capital Credit Agreement dated as of September 17,

1998, between the Company, the lenders from time to time party thereto and Lucent Technologies Inc., as administrative agent.

          Certain terms used in this Warrant are defined in Article V.


                                   ARTICLE I

                              Exercise of Warrant
                              -------------------

          SECTION 1.01.  Method of Exercise.  To exercise this Warrant in whole
                         -------------------
or in part, the Holder shall deliver to the Company, at the Warrant Agency, (a) this Warrant, (b) a written notice, in substantially the form of the Subscription Notice attached hereto, of such Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, the denominations of the certificate or certificates desired and the name or names in which such certificates are to be registered, and (c) payment of the Exercise Price with respect to such Common Stock. Such payment may be made, at the option of the Holder, by cash, money order, certified or bank cashier's check or wire transfer. The Holder may also elect, in its notice to exercise this Warrant, to exercise on a net basis without making any payment of the Exercise Price, in which case the Holder shall receive that number of shares of Common Stock to be purchased upon exercise of this Warrant less that number of shares of Common Stock having an aggregate value (determined based on the Fair Market Value of the Company per share of Common Stock as of the date of exercise) equal to the aggregate Exercise Price that would otherwise have been paid by the Holder.

          The Company shall, as promptly as practicable and in any event within seven days thereafter, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice or, if such notice shall not specify denominations, in a single certificate representing the aggregate number of shares of Common Stock specified in said notice, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares, as of the date the aforementioned notice is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants, except that, if share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay any transfer taxes payable as a result of such transfer shall be paid by the Holder promptly upon receipt of a written request of the Company for payment.

          SECTION 1.02.  Shares To Be Validly Issued and Listed or Quoted.  All
                         -------------------------------------------------
shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and, if shares of Common Stock of the Company of any class are then listed on any national securities exchange (as defined in the Exchange Act) or quoted on NASDAQ, shall be duly listed or quoted thereon, as the case may be.

          SECTION 1.03.  No Fractional Interests To Be Issued.  The Company
                         -------------------------------------
shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share of Common Stock would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional share the Company shall pay to the Holder, in cash, an amount equal to the same fraction of the Fair Market Value of the Company per outstanding share of Common Stock on the Business Day immediately prior to the date of such exercise.

          SECTION 1.04.  Legend.  Each certificate for Common Stock issued upon
                         -------
exercise of this Warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE

     FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM."

          Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act) shall also bear such legend unless counsel selected by the holder of such certificate (who may be an employee of such holder) and reasonably acceptable to the Company shall deliver an opinion reasonably acceptable to the Company to the effect that the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.


                                  ARTICLE II

                    Warrant Agency; Transfer, Exchange and
                    --------------------------------------
                            Replacement of Warrants
                            -----------------------

          SECTION 2.01.  Warrant Agency.  If, at any time after the Company
                         ---------------
shall have failed in any material respect to perform any duties or obligations to be performed by it as Warrant Agency, any Warrantholder shall request appointment of an independent warrant agency with respect to the Warrants, the Company shall promptly appoint and thereafter maintain, at its own expense, an agency in New York, New York (the "Warrant Agency"), for certain purposes
                                   --------------
specified herein, and shall give prompt notice of such appointment (and appointment of any successor Warrant Agency) to holders of all Warrants. Until an independent Warrant Agency is so appointed, the Company shall perform the obligations of the Warrant Agency provided herein at its address at 500-108th Avenue, N.E., Suite 2600, Bellevue, Washington 98004, or such other address as the Company shall specify by notice to all Warrantholders.

          SECTION 2.02.  Ownership of Warrant.  The Company may deem and treat
                         ---------------------
the Person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any Person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

          SECTION 2.03.  Transfer of Warrant.  The Company agrees to maintain at
                         --------------------
the Warrant Agency books for the registration of transfers of the Warrants, and transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Warrant Agency, together with (i) a written assignment of this Warrant duly executed by the Holder or his duly authorized agent or attorney, with (unless the Holder is the original Warrantholder or another institutional investor) signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASD, (ii) funds sufficient to pay any transfer taxes payable upon such transfer, and (iii) upon the request of the Company, an opinion of counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the registration or qualification provisions of applicable federal and state securities laws or applicable exemptions therefrom. Upon surrender the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment, and this Warrant shall promptly be canceled.

          SECTION 2.04.  Division or Combination of Warrants.  This Warrant may
                         ------------------------------------
be divided or combined with other Warrants upon surrender hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Warrant Agency, together with a written notice specifying the names and denominations in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with Section 2.03 as to any transfer which may be involved in the division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          SECTION 2.05.  Loss, Theft, Destruction of Warrant Certificates.  Upon
                         -------------------------------------------------
receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company (the original Warrantholder's indemnity being satisfactory indemnity in the event of loss, theft or destruction of any Warrant owned by such original or institutional holder), or, in the case of any such mutilation, upon surrender and cancelation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

          SECTION 2.06.  Expenses of Delivery of Warrants.  The Company shall
                         ---------------------------------
pay all expenses, taxes (other than
transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants and Common Stock hereunder.


                                  ARTICLE III

                              Registration Rights
                              -------------------

          This Warrant and the Other Warrants are entitled to the benefits of the Registration Rights Agreement dated as of August 26, 1998, between the Company and Lucent Technologies Inc. (the "Registration Rights Agreement"). The
                                           -----------------------------
Company shall keep a copy of the Registration Rights Agreement, and any amendments thereto, at the Warrant Agency and shall furnish copies thereof to the Holder upon request.


                                  ARTICLE IV

                            Antidilution Provisions
                            -----------------------

          SECTION 4.01.  Adjustments Generally.  The Exercise Price and the
                         ----------------------
number of shares of Common Stock (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Article IV.

          SECTION 4.02.  Common Stock Reorganization.  If the Company shall (a)
                         ----------------------------
take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution in shares of Common Stock, (b) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares or (c) combine or consolidate its outstanding shares of Common Stock into a smaller number of shares (any such event being called a "Common
                                                                      ------
Stock Reorganization"), then (i) the Exercise Price shall be adjusted, effective
--------------------
immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and (ii) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to equal the number of shares of Common Stock that the Holder would have owned after the consummation of such Common Stock Reorganization if the Holder had owned the number of shares of Common Stock subject to purchase upon exercise of this Warrant immediately prior to such Common Stock Reorganization.

          SECTION 4.03.  Common Stock Distribution.  (a)  If the Company shall
                         --------------------------
issue or otherwise sell or distribute any shares of Common Stock, otherwise than pursuant to a Common Stock Reorganization (any such event, including any event described in paragraphs (b) and (c) below, being herein called a "Common Stock
                                                                  ------------
Distribution") for a consideration per share less than the Fair Market Value of
------------
the Company per share of outstanding Common Stock on the date of such Common Stock Distribution (before giving effect to such Common Stock Distribution), then, effective upon such Common Stock Distribution, the Exercise Price shall be reduced to the amount obtained by multiplying the Exercise Price in effect immediately prior to such Common Stock Distribution by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such Common Stock Distribution multiplied by the Fair Market Value per share on the date of such Common Stock Distribution, plus (B) the consideration received by the Company upon such Common Stock Distribution, and the denominator of which shall be the product of (1) the total number of shares of Common Stock outstanding immediately after such Common Stock Distribution, multiplied by (2) the Fair Market Value per share on the date of such Common Stock Distribution.

          If any Common Stock Distribution is made for a consideration per share less than the Fair Market Value of the Company per share of outstanding Common Stock on the date of such Common Stock Distribution (before giving effect to such Common Stock Distribution) then, effective upon such Common Stock Distribution, the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Distribution by a fraction, the numerator of which shall be the number of shares outstanding immediately after giving effect to such Common Stock Distribution and the denominator shall be the sum of the number of shares outstanding immediately before giving effect to such Common Stock Distribution plus the number of shares of Common Stock which the aggregate consideration received by the Company with respect to such Common Stock Distribution would purchase at the Fair Market Value of the Company per share of outstanding Common Stock on the date of such Common Stock Distribution (before giving effect to such Common Stock Distribution).

          The provisions of this paragraph (a), including by operation of paragraph (b) or (c) below, shall not operate to increase the Exercise Price or reduce the number of shares of Common Stock subject to purchase upon exercise of this Warrant.

          (b) If the Company shall issue, sell, distribute or otherwise grant in any manner (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights, warrants or options being herein called "Options" and such convertible or exchangeable stock or securities being
        -------
herein called "Convertible Securities"), whether or not such Options or the
               ----------------------
rights to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the aggregate amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Fair Market Value of the Company per share of outstanding Common Stock on the date of granting such Options (before giving effect to such grant), then, for purposes of paragraph (a) above, the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting of such Options and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (d) below, no additional adjustment of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of such Convertible Securities.

          (c) If the Company shall issue, sell or otherwise distribute (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the aggregate amount received or receivable by the Company as consideration for the issue, sale or distribution of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Fair Market Value of the Company per share of outstanding Common Stock on the date of such issue, sale or distribution (before giving effect to such issue, sale or distribution), then, for purposes of paragraph (a) above, the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issue, sale or distribution of such Convertible Securities and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (d) below, no additional adjustment of the Exercise Price shall be made upon the actual conversion or exchange of such Convertible Securities.

          (d) If (i) the purchase price provided for in any Option referred to in paragraph (b) above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph
(b) or (c) above, or the rate at which any Convertible Securities referred to in paragraph (b) or (c) above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Article IV), (ii) any Option referred to in paragraph (b) above shall expire unexercised or (iii) any Convertible Security referred to in paragraph (b) or (c) above shall be redeemed and canceled, or the period during which such Convertible Security is convertible into or exchangeable for Common Stock shall lapse, without such Convertible Security being converted into or exchanged for Common Stock, the Exercise Price then in effect and the number of shares of Common Stock then subject to purchase upon exercise of this Warrant shall forthwith be readjusted (effective only with respect to any exercise of this Warrant after such readjustment) to the Exercise Price which would then be in effect and number of shares which would then be subject to purchase upon exercise of this Warrant had the adjustments made upon the issue, sale, distribution or grant of such Options or Convertible Securities been made based upon (i) such changed purchase price, additional consideration or conversion rate, as the case may be; provided,
                                                                 --------
however, that such readjustment shall give effect to such change only with
-------
respect to such Options and Convertible Securities as then remain outstanding; or (ii) such reduced number of outstanding Options or Convertible Securities, as the case may be.

          (e) If the Company shall pay a dividend or make any other distribution upon any capital stock of the Company payable in Common Stock, Options or Convertible Securities, then, for purposes of paragraph (a) above, such Common Stock, Options or Convertible Securities, as the case may be, shall be deemed to have been issued or sold without consideration.

          (f) If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, before deduction therefrom of any expenses incurred and any underwriting commissions or concessions paid or allowed by the Company in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the Fair Market Value of such consideration, before deduction of any expenses incurred and any underwriting commissions or concessions paid or allowed by the Company in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the assets and business of the nonsurviving corporation as shall be fairly attributable to such Common Stock, Options or Convertible Securities, as the case may be. If any shares of Common Stock, Options or Convertible Securities shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction, then the total consideration received by the Company in such transaction shall be allocated between such shares of Common Stock, Options or Convertible Securities, on the one hand, and such other securities, on the other hand, ratably in accordance with the respective Fair Market Values thereof.

          (g) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue, sale, distribution or grant of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          SECTION 4.04.  Special Dividends.  If the Company shall issue or
                         ------------------
distribute to all or substantially all holders of shares of Common Stock evidences of indebtedness, any other securities of the Company or any cash, property or other assets, and if such issuance or distribution does not constitute a cash dividend or distribution out of surplus or net profits legally available therefor, a Common Stock Reorganization or a Common Stock Distribution (any such nonexcluded event being herein called a "Special Dividend"), (a) the
                                                   ----------------
Exercise Price shall be decreased, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Special Dividend, to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the Fair Market Value of the Company per share of outstanding Common Stock on such record date less the then Fair Market Value of the evidences of indebtedness, securities or property or other assets issued or distributed in such Special Dividend with respect to one share of Common Stock, and the denominator of which shall be the Fair Market Value per share on such record date, and (b) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Special Dividend by a fraction, the numerator of which shall be the Exercise Price in effect immediately before such Special Dividend and the denominator of which shall be the Exercise Price in effect immediately after such Special Dividend; provided,
                                                                      --------
however, that for purposes of this clause (b), such adjustment shall be
-------
determined without regard to the requirement that the related adjustment to the Exercise Price be calculated to the nearest cent.

          SECTION 4.05.  Capital Reorganizations.  If there shall be any
                         ------------------------
consolidation or merger to which the Company is a party, other than a consolidation or a merger in which the Company is a continuing corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization or a change in par value) in, outstanding shares of Common Stock, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety (any such event being called a "Capital
                                                                -------
Reorganization"), then, effective upon the effective date of such Capital
--------------
Reorganization, the Holder shall have the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive after such Capital Reorganization if this Warrant had been exercised immediately prior to such Capital Reorganization. As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall execute and deliver to each Warrantholder and to the Warrant Agency an agreement as to the Warrantholders' rights in accordance with this Section 4.05, providing for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this
Article IV. The provisions of this Section 4.05 shall similarly apply to successive Capital Reorganizations.

          SECTION 4.06.  Certain Other Events.  If any event occurs as to which
                         ---------------------
the foregoing provisions of this Article IV are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Company, fairly protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then such Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price or decreasing the number of shares of Common Stock subject to purchase upon exercise of this Warrant.

          SECTION 4.07.  Adjustment Rules.  (a)  Any adjustments pursuant to
                         -----------------
this Article IV shall be made successively whenever an event referred to herein shall occur.

          (b) No adjustment shall be made pursuant to this Article IV in respect of (i) the issuance from time to time of shares of Common Stock upon the exercise of Warrants,

(ii) the issuance from time to time of shares of Common Stock upon the exercise of Options outstanding on the date of issuance of this Warrant or (iii) the issuance from time to time of shares of Common Stock upon the conversion of, or in exchange for, Convertible Securities outstanding on the date of issuance of this Warrant.

          (c) If the Company shall set a record date to determine the holders of shares of Common Stock for purposes of a Common Stock Reorganization, Common Stock Distribution, Special Dividend or Capital Reorganization, and shall legally abandon such action prior to effecting such action, then no adjustment shall be made pursuant to this Article IV in respect of such action.

          SECTION 4.08.  Proceedings Prior to Any Action Requiring Adjustment.
                         -----------------------------------------------------
As a condition precedent to the taking of any action which would require an adjustment pursuant to this Article IV, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the holders of Warrants are entitled to receive upon exercise thereof.

          SECTION 4.09.  Notice of Adjustment.  Not less than 5 Business Days
                         ---------------------
nor more than 90 days prior to the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Article IV, the Company shall give notice to each Warrantholder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, the Company shall so state in such notice and give an additional notice to each Warrantholder of such adjustment and computation promptly after such adjustment becomes determinable.


                                   ARTICLE V

                                  Definitions
                                  -----------

          The following terms, as used in this Warrant, have the following respective meanings:

          "Business Day" means (a) if any class of Common Stock is listed or
           ------------
admitted to trading on a national
securities exchange, a day on which the principal national securities exchange on which such class of Common Stock is listed or admitted to trading is open for business or (b) if no class of Common Stock is so listed or admitted to trading, a day on which any New York Stock Exchange member firm is open for business.

          "Capital Reorganization" shall have the meaning set forth in Section
           ----------------------
4.05.

          "Closing Price" on any day means (a) if any class of Common Stock is
           -------------
listed or admitted for trading on a national securities exchange, the reported last sales price regular way or, if no such reported sale occurs on such day, the average of the closing bid and asked prices regular way on such day, in each case on the principal national securities exchange on which such class of Common Stock is listed or admitted to trading, or (b) if no class of Common Stock is listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market on such day as reported by NASDAQ or any comparable system or, if not so reported, as reported by any New York Stock Exchange member firm selected by the Company for such purpose.

          "Common Stock" means common stock of the Company, par value $0.001 per
           ------------
share, subject to adjustment pursuant to Article IV.

          "Common Stock Distribution" shall have the meaning set forth in
           -------------------------
Section 4.03(a).

          "Common Stock Reorganization" shall have the meaning set forth in
           ---------------------------
Section 4.02.

          "Company" shall have the meaning set forth in the first paragraph of
           -------
this Warrant.

          "Convertible Securities" shall have the meaning set forth in Section
           ----------------------
4.03(b).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and any similar or successor Federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

          "Exercise Price" means $[    ] per share of Common Stock, subject to
           --------------
adjustment pursuant to Article IV.

          "Fair Market Value" means the fair market value of the business,
           -----------------
property or other consideration in question, as determined in good faith by the Board of Directors of the Company. The Fair Market Value of the Company shall be the greater of the Fair Market Value of the Company and its Subsidiaries assuming the sale of the Company to an independent third party as a going concern or the liquidation value thereof. Notwithstanding the foregoing, if, at any date of determination of the Fair Market Value of the Company, any class of Common Stock shall then be publicly traded, the Fair Market Value of the Company on such date shall be the Market Price on such date multiplied by the number of shares of Common Stock then outstanding.

          "Holder" shall have the meaning set forth in the first paragraph of
           ------
this Warrant.

          "Majority Warrantholders" means (a) in the case of any determination
           -----------------------
hereunder that does not involve a comparable determination under any Other Warrants then outstanding, the holders of a majority in interest of the Warrants, or (b) in the case of any determination hereunder that involves a comparable determination under any Other Warrants then outstanding, the holders of a majority in interest of the Warrants and such Other Warrants, considered as a single class. For purposes hereof, a "majority in interest" shall be determined based on the number of shares of Common Stock subject to purchase under the Warrants and, if applicable, Other Warrants.

          "Market Price" on any day means the average of the daily Closing
           ------------
Prices of a share of Common Stock for the 20 consecutive Business Days ending on the most recent Business Day for which a Closing Price is available.

          "NASD" means the National Association of Securities Dealers, Inc.
           ----

          "NASDAQ" means The Nasdaq Stock Market, an electronic securities
           ------
market operated by The Nasdaq Stock Market, Inc., a wholly owned subsidiary of the NASD.

          "Options" shall have the meaning set forth in Section 4.03(b).
           -------

          "Other Warrants" means, at any time, all "Warrants" (as defined in the
           --------------
Registration Rights Agreement, without giving effect to any amendments thereto) then outstanding other than the Warrants.

          "Person" means any natural person, corporation, limited liability
           ------
company, trust, joint venture, association, company, partnership or other entity.

          "Registration Rights Agreement" shall have the meaning set forth in
           -----------------------------
Article III.

          "Securities Act" means the Securities Act of 1933, as amended, and any
           --------------
similar or successor Federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

          "Special Distribution" shall have the meaning set forth in Section
           --------------------
4.04.

          "Warrant Agency" shall have the meaning set forth in Section 2.01.
           --------------

          "Warrantholder" means a holder of a Warrant.
           -------------

          "Warrants" shall have the meaning set forth in the second paragraph of
           --------
this Warrant.


                                  ARTICLE VI

                     Purchase and Cancelation of Warrants
                              ------------------------------------

          SECTION 6.01.  Purchase of Warrants by the Company.  The Company shall
                         ------------------------------------
have the right to purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as it and the holder or holders thereof may deem appropriate; provided, however, that the foregoing shall not be construed
                  --------  -------
to impose any obligation upon any Warrantholder to sell any Warrant.

          SECTION 6.02.  Cancelation of Warrants.  All Warrants purchased or
                         ------------------------
otherwise acquired by the Company or any subsidiary thereof shall thereupon be canceled and retired. The Warrant Agency shall cancel any Warrant surrendered for exercise or registration of transfer or exchange.


                                  ARTICLE VII

                           Covenants of the Company
                           ------------------------

          SECTION 7.01.  Rule 144A.  The Company shall, upon request of the
                         ----------
Holder or any prospective transferee of the

Holder, provide the information required by Rule 144A(d)(4) under the Securities Act (or any successor rule or regulation thereto).

          SECTION 7.02.  Preemptive Rights.  If at any time the Company shall
                         ------------------
propose to issue, sell or otherwise dispose of (directly or indirectly, including through any subsidiary of the Company) any Common Stock or other equity securities (including equity appreciation rights) for cash, evidence of indebtedness or other securities or property of any nature whatsoever, and if the Company affords to all or substantially all of the holders of its outstanding shares of Common Stock the opportunity to purchase such securities, then the Company shall deliver to each Warrantholder a notice of such proposed issuance, sale or other disposition, and each such Warrantholder shall, at its option, have the right to purchase a pro rata (assuming the exercise of all of the Warrants) portion of such securities, for the same consideration per security as is paid or delivered or proposed to be paid or delivered to the Company or its subsidiaries by the holders of outstanding shares of Common Stock. Any notice required to be delivered by the Company pursuant to this
Section 7.02 shall be given at the same time notice is given to the holders of its outstanding shares of Common Stock and shall specify the securities to be issued and the consideration per security therefor.


                                 ARTICLE VIII

                                 Miscellaneous
                                 -------------

          SECTION 8.01.  Notices.  Notices and other communications provided for
                         --------
herein shall be in writing and:

          (a) if to the Holder, such notices and communications shall be delivered or sent by mail or telecopy transmission to such Holder at its address (or telecopy number) as shown on the books maintained by the Warrant Agency (which, in the case of the initial Holder, shall be Lucent Technologies Inc., 283 King George Road, Room A1D14, Warren, NJ 07059, Attention of Director, Financing Operations, telecopy no. (908) 559-1706), unless the Holder shall notify the Company and the Warrant Agency that notices and communications should be sent to a different address (or telecopy number), in which case such notices and communications shall be sent to the address (or telecopy number) specified by the Holder; or

          (b) if to the Company, shall be delivered or sent by mail or telecopy transmission to Advanced Radio Telecom Corp., 500-108th Avenue N.E., Suite 2600, Bellevue, WA 98004 (telecopy no. (425) 990-1642), Attention of General Counsel.

Any such notices or other communications shall take effect at the time of receipt thereof.

          SECTION 8.02.  Waivers; Amendments.  No failure or delay of the Holder
                         --------------------
in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (x) the written consent of the Company and the Holder of this Warrant or (y) with the written consent of the Company and the holders of Warrants, voting as a single class, entitling such holders to purchase a majority of the Common Stock subject to purchase upon exercise of such Warrants at the time outstanding (exclusive of Warrants then owned by the Company or any Subsidiary or affiliate thereof); provided, however, that no such amendment, modification or waiver shall (a)
--------  -------
without the written consent of the Holder, change the number of shares of Common Stock subject to purchase upon exercise of this Warrant, the Exercise Price or provisions for payment thereof or (b) without the written consent of all the Warrantholders, amend, modify or waive the provisions of this Section or Article IV hereof. The provisions of the Registration Rights Agreement may be amended, modified or waived only in accordance with the provisions thereof.

          Any such amendment, modification or waiver effected pursuant to this Section or the applicable provisions of the Registration Rights Agreement shall be binding upon the holders of all Warrants, upon each future holder thereof and upon the Company. In the event of any such amendment, modification or waiver the Company shall give prompt notice thereof to all holders of Warrants and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange.

          SECTION 8.03.  Governing Law.  This Warrant shall be construed in
                         --------------
accordance with and governed by the laws of the State of New York, except to the extent that the laws of Delaware shall be mandatorily applicable hereto.

          SECTION 8.04.  Representations and Warranties; Survival.  (a)  The
                         -----------------------------------------
Company represents and warrants to the Holder on and as of the date of the issuance of this Warrant that:

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not, singularly or in the aggregate, have a material adverse effect on the assets, condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole.

          (ii) The Company has full right, power and authority to execute and deliver this Warrant and the Registration Rights Agreement and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Warrant and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby has been duly and validly taken.

          (iii) Each of this Warrant and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (iv) The execution, delivery and performance by the Company of this Warrant and the Registration Rights Agreement, compliance by the Company with the terms hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is bound or which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation or by-laws, or other organizational documents, as applicable, of the Company or any of its subsidiaries or any law or statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such law, statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the Company of this Warrant and the Registration Rights Agreement, compliance by the Company with the terms hereof and thereof and the consummation of the transactions contemplated hereby and thereby, except for such consents, approvals, authorizations, filings, registrations or qualifications which shall have been obtained or made prior to the date required.

          (b) All representations and warranties made by the Company in Section 8.04(a) and all covenants of the Company contained herein and in the Registration Rights Agreement shall be considered to have been relied upon by the Holder and shall survive the issuance and delivery of the Warrants, regardless of any investigation made by the Holder, and shall continue in full force and effect so long as this Warrant is outstanding.

          SECTION 8.05.  Covenants To Bind Successors and Assigns.  All
                         -----------------------------------------
covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 8.06.  Severability.  In case any one or more of the
                         -------------
provisions contained in the Registration Rights Agreement or this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 8.07.  Section Headings.  The section headings used herein are
                         -----------------
for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

          SECTION 8.08.  No Rights as a Stockholder.  This Warrant shall not
                         ---------------------------
entitle the Holder to any rights as a stockholder of the Company.

          SECTION 8.09.  Tax Basis.  The Company and the original Warrantholder
                         ----------
agree that the original Warrantholder's basis in this Warrant for tax purposes,
upon issuance of this Warrant from the Company, shall be $[     ] and neither
the Company nor the original Warrantholder shall take any action inconsistent therewith.

          IN WITNESS WHEREOF, ADVANCED RADIO TELECOM CORP. has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, and its corporate seal to be hereunto affixed, attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.


                              ADVANCED RADIO TELECOM CORP.,


                              By____________________________
                                Name:
                                Title:


[Corporate Seal]

Attest:


___________________________
Name:
Title:

                              SUBSCRIPTION NOTICE

                   (To be executed upon exercise of Warrant)


To ADVANCED RADIO TELECOM CORP.:

          The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to purchase thereunder, _______________ shares of Common Stock, as provided for therein, and tenders herewith payment of the Exercise Price in full in the form of cash or certified or bank cashier's check or wire transfer.

          Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations:



          If said number of shares shall not be all the shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares less any fraction of a share paid in cash.


Dated:__________

                         ___________________________________
                         NOTE: The above signature should correspond exactly with the name on the face of the attached Warrant or with the name of the assignee appearing in the assignment form below.